Earnings Supplement Q3 2023

2 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Q3 2023 Financial Highlights Q3 2023 (1) See reconciliation of GAAP to non-GAAP financial measures on page 5 (2) Defined as Adj. EBITDA, minus CAPEX, +/- change in contract assets; see reconciliation of GAAP to non-GAAP financial measures on page 5 Q3 2022 Revenue $26.0 million $50.7 million Adj. EBITDA1 $10.3 million $29.4 million Adj. Operating Cash Flows2 $20.0 million $35.9 million Total Certs 29,959 42,186

3 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Q3 2023 Key Performance Indicators Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Certs Credit Union & Bank 22,660 36,446 76,069 113,553 OEM 7,299 5,740 20,652 17,108 Total Certs 29,959 42,186 96,721 130,661 Unit Economics Avg. Profit Share Revenue per Cert (1) $ 537 $ 589 $ 547 $ 588 Avg. Program Fee Revenue per Cert $ 527 $ 518 $ 530 $ 477 Originations Facilitated Loan Origination Volume ($ in 000s) $ 883,470 $ 1,246,250 $ 2,850,133 $ 3,722,270 Average Loan Size $ 29,489 $ 29,542 $ 29,468 $ 28,488 Channel Overview New Vehicle Certs as a % of Total 13.3% 11.8% 13.2% 9.0 % Used Vehicle Certs as a % of Total 86.7% 88.2% 86.8% 91.0 % Indirect Certs as a % of Total 75.6% 55.1% 72.3% 50.8 % Direct Certs as a % of Total 21.1% 17.0% 20.3% 15.8 % Refinance Certs as a % of Total 3.3% 28.0% 7.4% 33.4% (1) Represents average profit share revenue per certified loan originated in the period excluding the impact of profit share revenue recognized in the period associated with historical vintages. The profit share revenue impact related to change in estimates of historical vintages was $(8.1) million and $(8.5) million for the three and nine months ended September 30, 2023, respectively, and $1.7 million and $7.1 million, respectively, for the three and nine months ended September 30, 2022, respectively.

4 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Q3 2023 Financial Update ($ in '000s) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Revenue Profit share $ 8,022 $ 26,523 $ 44,433 $ 83,990 Program fees 15,416 21,845 50,610 62,302 Claims administration and other service fees 2,568 2,293 7,478 6,481 Total revenue 26,006 50,661 102,521 152,773 Cost of services 5,369 5,199 16,917 15,072 Gross profit 20,637 45,462 85,604 137,701 Operating expenses General and administrative 9,875 9,335 31,041 24,785 Selling and marketing 4,509 5,981 13,136 13,708 Research and development 1,717 2,355 4,075 6,366 Total operating expenses 16,101 17,671 48,252 44,859 Operating income 4,536 27,791 37,352 92,842 Interest expense (2,799) (1,608) (7,841) (3,535) Interest income 2,801 321 7,317 368 Other expense, net (3) (239) (9) (239) Income before income taxes 4,535 26,265 36,819 89,436 Income tax expense 1,532 1,736 9,907 18,627 Net income $ 3,003 $ 24,529 $ 26,912 $ 70,809

5 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Reconciliation of GAAP to Non-GAAP Financial Measures Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Net income $ 3,003 $ 24,529 $ 26,912 $ 70,809 Non-GAAP adjustments: Interest expense 2,799 1,608 7,841 3,535 Income tax expense 1,532 1,736 9,907 18,627 Depreciation and amortization of property and equipment 328 233 824 680 Share-based compensation 2,663 1,295 6,826 3,564 Total adjustments 7,322 4,872 25,398 26,406 Adjusted EBITDA $ 10,325 $ 29,401 $ 52,310 $ 97,215 Total revenue $ 26,006 $ 50,661 $ 102,521 $ 152,773 Adjusted EBITDA margin 40% 58% 51% 64 % Adjusted EBITDA ($ in 000's) Adjusted operating cash flows ($ in 000's) Adjusted EBITDA $ 10,325 $ 29,401 $ 52,310 $ 97,215 CAPEX (745) (273) (1,588) (637) Decrease (increase) in contract assets, net 10,424 6,808 26,199 13,016 Adjusted operating cash flows $ 20,004 $ 35,936 $ 76,921 $ 109,594

6 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Profit Share Revenue Change in Estimate Q3'23 decrease in contract asset profit share revenue estimate was primarily driven by rising delinquencies leading to higher defaults and claims. ($ in millions) $5.1 $11.8 $7.5 $6.5 $2.6 $2.6 $1.7 $(12.8) $0.7 $(1.2) $(8.1) Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 -$15.0 -$10.0 -$5.0 $0.0 $5.0 $10.0 $15.0

7 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Total Current Share Count Shares In thousands Total Shares Outstanding November 7, 2023 119,754 Treasury Shares 8,444 Total Shares Issued 128,198